THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
ChoicePlusSM Design

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Design

Supplement dated October 16, 2018 to the Prospectus dated May 1, 2018.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
Effective November 1, 2018, the name of the Rational Dividend Capture VA Fund is changed to Rational Trend Aggregation VA Fund.
Effective November 19, 2018, the name of the LVIP Select Core Equity Managed Volatility Fund is changed to LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund.
There are no changes to the fees or investment objectives. All other information about the fund can be found in the fund's prospectus.

Please retain this supplement for future reference.